                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                 August 17, 2004

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

        RHODE ISLAND                                 05-0318215
        (STATE  OR OTHER JURISDICTION OF             (IRS EMPLOYER IDENTIFICATION
        INCORPORATION OR ORGANIZATION)               NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit

99.1     Press Release dated August 17, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 17, 2004, Astro-Med,  Inc. (the "Company") issued a press release in which it disclosed  unaudited  financial  information  related to fiscal 2005 second quarter consolidated  earnings.  The release also reported that the Board of Directors  increased the Company's  stock  buyback  authorization  to 600,000 shares. A copy of the press release relating to such announcement,  dated August
17,  2004,  is attached  hereto as Exhibit  99.1 and is  incorporated  herein by reference.  This information shall not be deemed "filed" for purposes of Section
18 of the Securities  Exchange Act of 1934, as amended (the "Exchange  Act"), or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: August 17, 2004                  ASTRO-MED, INC.

                              By:      /s/ Joseph P. O'Connell
                                       ----------------------
                                          Joseph P. O'Connell
                                          Vice President, Treasurer and
                                          Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit

          99.1                              Press Release Dated August 17, 2004